UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: December 8, 2021

(Date of earliest event reported)

eGain Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35314	77-0466366

(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	File Number)	Identification Number)

1252 Borregas Avenue, Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(408) 636-4500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 par value	EGAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2021, the stockholders of eGain Corporation (the “Company”) approved and adopted the Second Amended and Restated Certificate of Incorporation (the “Amended Charter”) at the Annual Meeting of Stockholders, which became effective upon filing with the Secretary of State of the State of Delaware on December 9, 2021.

A copy of the Amended Charter is attached hereto as Exhibit 3(i) and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on December 8, 2021, the following proposals were submitted to the Company’s stockholders and the final voting results were as follows:

1.	The proposal to amend and restate the Company’s Amended and Restated Certificate of Incorporation as set forth in the Amended Charter was approved, including the following sub-proposals:
a)	to increase the number of authorized shares of common stock to 60,000,000 shares:

			Broker
For	Against	Abstain	Non-Votes
25,472,360	149,247	3,372	2,359,226

b)	to allow a majority of the Board of Directors to adopt, amend, or repeal the Bylaws:

			Broker
For	Against	Abstain	Non-Votes
25,583,216	38,865	2,898	2,359,226

c)	to approve choice of forum provisions:

			Broker
For	Against	Abstain	Non-Votes
24,679,687	937,341	7,951	2,359,226

2.	The following directors were elected to serve until the 2022 annual meeting of stockholders and thereafter until their successors are elected and qualified:

			Broker
	For	Withheld	Non-Votes
Ashutosh Roy	25,531,456	93,523	2,359,226
Gunjan Sinha	20,270,427	5,354,552	2,359,226
Phiroz P. Darukhanavala	23,638,696	1,986,283	2,359,226
Brett Shockley	25,591,545	33,434	2,359,226
Christine Russell	25,414,347	210,632	2,359,226

3.	The amendment to the Amended and Restated 2005 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 6,460,000 shares to 7,460,000 shares was approved.

			Broker
For	Against	Abstain	Non-Votes
21,860,760	3,760,280	3,939	2,359,226

4.	The compensation paid by us to our named executive officers was approved on a non-binding advisory basis.

			Broker
For	Against	Abstain	Non-Votes
25,553,308	65,586	6,085	2,359,226

5.	The appointment of BPM LLP as the Company’s Independent Registered Public Accounting Firm was ratified.

For	Against	Abstain
27,960,058	22,673	1,474

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
3(i)	Second Amended and Restated Certificate of Incorporation.
10.1#	eGain Corporation Amended and Restated 2005 Stock Incentive Plan (as amended through October 11, 2021).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 10, 2021	eGain Corporation

	By:	/s/ Eric N. Smit
Eric N. Smit
Chief Financial Officer

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